LOAN AGREEMENT

                 dated as of October 31, 1997

                 by

                 and

                 between

                 THE FIFTH THIRD BANK OF NORTHERN KENTUCKY, INC.

                 as the Lender

                 and

                 TECHNOLOGY INTEGRATION FINANCIAL SERVICES, INC.

                 as the Borrower
















                 Table of Contents

                 Page
            SECTION I - Definitions. . . . . . . . . . . . . . . . . .
                 1
                               E-1
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            SECTION II - Purposes. . . . . . . . . . . . . . . . . . .
                 1

            SECTION III - The Revolving Credit Loans . . . . . . . . .
                 2

                 3.01      Revolving Credit Loans. . . . . . . . . . .
                 2
                 3.02      Maximum Amount. . . . . . . . . . . . . . .
                 2
                 3.03      Purposes of the Revolving Credit Loans. . .
                 2
                 3.04      Procedures and Conditions . . . . . . . . .
                 2
                 3.05      Notation of Disbursements and Payments. . .
                 5
                 3.06      Optional and Mandatory Revolving Credit
                           Loan Note Principal Payment . . . . . . . .
                 5
                 3.07      Revolving Credit Loan Note Interest Payments
                 6
                 3.08      Mandatory Prepayments; Collateral
            Substitution   6
                 3.09      Termination of Revolving Credit . . . . . .
                 7
                 3.10      Extension of Revolving Credit . . . . . . .
            7

            SECTION IV - The Draw Facility . . . . . . . . . . . . . .
            7

                 4.01      Amount of Draw Facility . . . . . . . . . .
                 7
                 4.02      Term of the Draw Facility . . . . . . . . .
                 7
                 4.03      Termination of Draw Facility  . . . . . . .
                 7
                 4.04      Extension of Draw Facility  . . . . . . . .
                 8
                 4.05      Purposes of the Draw Facility . . . . . . .
                 8
                 4.06      Procedures and Conditions . . . . . . . . .
                 8
                 4.07      Notation of Disbursements and Payments. . .
                 11
                 4.08      Non-Revolving . . . . . . . . . . . . . . .
                 11
                 4.09      Interest Rate on the Draw Facility Notes  .
                 11
                 4.10      Payment of Interest and Principal on
                           the Draw Facility Notes . . . . . . . . . .
                 11
                 4.11      Term of Draw Facility Notes . . . . . . . .
                 11
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






                 4.12      Mandatory Prepayments on Draw Facility
                           Notes . . . . . . . . . . . . . . . . . . .
            12

            SECTION V - Security for the Revolving Credit Loans. . . .
                 12

                 5.01      Security for the Revolving Credit Loans . .
                 12

            SECTION VI - Conditions Precedent. . . . . . . . . . . . .
                 13

                 6.01      Conditions Precedent  . . . . . . . . . . .
                 13
                 6.02      Conditions Precedent to Subsequent
                           Disbursements . . . . . . . . . . . . . . .
                 15

            SECTION VII - General Covenants. . . . . . . . . . . . . .
                 15

                 7.01      Insurance . . . . . . . . . . . . . . . . .
                 15
                 7.02      Taxes and Other Payment Obligations . . . .
                 16
                 7.03      Financial Statements. . . . . . . . . . . .
                 17
                 7.04      Financial Records . . . . . . . . . . . . .
                 18
                 7.05      Properties. . . . . . . . . . . . . . . . .
                 18
                 7.06      Corporate Existence and Good Standing . . .
                 18
                 7.07      Notice Requirements . . . . . . . . . . . .
                 18
                 7.08      Compliance with Law . . . . . . . . . . . .
                 19
                 7.09      Liens . . . . . . . . . . . . . . . . . . .
                 19
                 7.10      Letters of Credit . . . . . . . . . . . . .
                 20
                 7.11      Articles of Incorporation and Bylaws. . . .
                 20
                 7.12      Mergers, Sales, Transfers and Other
                           Dispositions of Assets. . . . . . . . . . .
                 20
                 7.13      Loans . . . . . . . . . . . . . . . . . . .
                 21
                 7.14      Financial Covenants . . . . . . . . . . . .
                 21
                 7.15      Location of Inventory . . . . . . . . . . .
                 21

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                 7.16      Control and Operation . . . . . . . . . . .
                 22
                 7.17      Lockbox . . . . . . . . . . . . . . . . . .
                 22
                 7.18      Compliance with Other Borrower Documents. .
                 23

            SECTION VIII - Representations and Warranties. . . . . . .
                 23

                 8.01      Corporate Organization and Existence. . . .
                 23
                 8.02      Right to Act. . . . . . . . . . . . . . . .
                 23
                 8.03      No Conflicts. . . . . . . . . . . . . . . .
                 23
                 8.04      Authorization . . . . . . . . . . . . . . .
                 24
                 8.05      Litigation and Taxes. . . . . . . . . . . .
                 24
                 8.06      Financial Statements. . . . . . . . . . . .
                 24
                 8.07      Compliance with Contractual Obligations,
                           Laws and Judgments. . . . . . . . . . . . .
                 25
                 8.08      Location of Inventory . . . . . . . . . . .
                 25
                 8.09      No Undisclosed Liabilities or Guaranties. .
                 25
                 8.10      Title to Properties . . . . . . . . . . . .
                 25
                 8.11      Trademarks and Permits. . . . . . . . . . .
                 25
                 8.12      Disclosure. . . . . . . . . . . . . . . . .
                 26

            SECTION IX - Events of Default . . . . . . . . . . . . . .
                 26

                 9.01      Failure to Pay. . . . . . . . . . . . . . .
                 26
                 9.02      [INTENTIONALLY OMITTED] . . . . . . . . . .
                 26
                 9.03      Notice Required . . . . . . . . . . . . . .
                 26
                 9.04      Falsity of Representation or Warranty . . .
                 26
                 9.05      Judgments . . . . . . . . . . . . . . . . .
                 27
                 9.06      Adverse Financial Change. . . . . . . . . .
                 27
                 9.07      Other Obligations to the Lender and its
                           Affiliates. . . . . . . . . . . . . . . . .
                 27

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






                 9.08      Dissolution or Termination of Existence . .
                 27
                 9.09      Solvency. . . . . . . . . . . . . . . . . .
                 27

            SECTION X - Remedies Upon Default. . . . . . . . . . . . .
                 28

                 10.01     Right to Offset . . . . . . . . . . . . . .
                 28
                 10.02     Enforcement of Rights . . . . . . . . . . .
                 29
                 10.03     Rights Under Security Instruments . . . . .
                 29
                 10.04     Cumulative Remedies . . . . . . . . . . . .
                 29


            SECTION XI - Fees and Expenses . . . . . . . . . . . . . .
                 29

                 11.01     Transactions Expenses . . . . . . . . . . .
                 29
                 11.02     Enforcement Expenses. . . . . . . . . . . .
                 30

            SECTION XII - Miscellaneous Provisions . . . . . . . . . .
                 30

                 12.01     Banking Days. . . . . . . . . . . . . . . .
                 30
                 12.02     Term of this Agreement. . . . . . . . . . .
                 30
                 12.03     No Waivers. . . . . . . . . . . . . . . . .
                 30
                 12.04     Course of Dealing . . . . . . . . . . . . .
                 31
                 12.05     Waivers by the Borrower . . . . . . . . . .
                 31
                 12.06     Severability. . . . . . . . . . . . . . . .
                 31
                 12.07     Time of the Essence . . . . . . . . . . . .
                 31
                 12.08     Benefit and Binding Effect. . . . . . . . .
                 31
                 12.09     Further Assurances. . . . . . . . . . . . .
                 31
                 12.10     Incorporation by Reference. . . . . . . . .
                 31
                 12.11     Entire Agreement; No Oral Modifications . .
                 31
                 12.12     Headings. . . . . . . . . . . . . . . . . .
                 32

                               E-5
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                 12.13     Governing Law . . . . . . . . . . . . . . .
                 32
                 12.14     Assignments . . . . . . . . . . . . . . . .
                 32
                 12.15     Multiple Counterparts . . . . . . . . . . .
                 32
                 12.16     Notices . . . . . . . . . . . . . . . . . .
                 33
                 12.17     Survival of Covenants . . . . . . . . . . .
                 34
                 12.18     Consent to Jurisdiction and Venue . . . . .
                 34
                 12.19     Acknowledgement . . . . . . . . . . . . . .
                 34

            Exhibit
                 1         Definitions
                 2         Financial Covenants
                 3         List of Prohibited Parties


            Annexes

                 A         Form of Assignment
                 B         Form of Guaranty Agreement
                 C         Form of Revolving Credit Note
                 D         Form of Security Agreement
                 E         Form of Draw Facility Note
                 F         Form of Opinion of Counsel

            Schedules
                 8.09      Borrower's Contingent Liabilities
                 8.10      Encumbrances on the Borrower's Properties


                 LOAN AGREEMENT

                 This is a Loan Agreement (this "Agreement") dated as of
            October 31, 1997, between THE FIFTH THIRD BANK OF NORTHERN KENTUCKY, INC., a Kentucky banking corporation (the "Lender"), and TECHNOLOGY INTEGRATION FINANCIAL SERVICES, INC., a Kentucky corporation formerly known as Pomeroy Computer Leasing Company, Inc., (the "Borrower").

                 Recitals

                      WHEREAS, the Borrower has requested, and the
            Lender has agreed to such request, that the Lender provide a warehouse revolving credit facility (the "Revolving Credit") not to exceed Five Million Dollars ($5,000,000.00) and a draw loan facility (the "Draw Facility") not to exceed Fifteen Million Dollars ($15,000,000.00); and
                               E-6
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                 NOW, THEREFORE, the undersigned parties for full and
            valid consideration, desire to enter into this Agreement to and set forth the terms and conditions of the Revolving Credit and the Draw Facility.

                 SECTION I

                 Definitions

                 Capitalized terms not otherwise defined herein shall
            have the meanings given them in the exhibit attached as
            Exhibit 1 to this Agreement which is hereby incorporated into this Agreement as if set out in full in this Section. The meanings assigned to capitalized terms, whether defined herein or in Exhibit 1, shall be equally applicable to both the singular and plural forms of the terms defined.

                 SECTION II

                 Purposes

                 2.01 Revolving Credit Purpose. The purpose of the Revolving Credit shall be to provide short term financing, not to exceed ninety (90) days, to the Borrower to enable the Borrower to fund Eligible Customer Leases.

                 2.02 Draw Facility Purpose. The purpose of the Draw Facility will be to convert, at least every ninety (90) days, the principal outstanding under the Revolving Credit to long term, amortizing loans. Draws will be made on the Draw Facility to pay down the Revolving Credit, with each draw on the Draw Facility being set up as a separate loan (each a "Draw Loan"), evidenced by a separate promissory note (each a "Draw Facility Note").

                      SECTION III

                 The Revolving Credit

                 3.01  Revolving Credit .

                       (a) Subject to the terms and conditions of this Agreement, so long as the Revolving Credit remains in effect and is not terminated, and no Unmatured Default or Event of Default has occurred, the Lender shall grant the Borrower such disbursements as the Borrower may request from time to time in accordance with the provisions of this Agreement. The unpaid principal balance of each disbursement shall bear interest at an annual rate equal to the Lending Rate from the date that disbursement is made pursuant to this Agreement until the entire principal balance of that disbursement has been paid in full. The Revolving Credit shall be evidenced by and payable in accordance with the terms of the Revolving Credit Note and on the terms of this

            Agreement. In the event of any discrepancy between the terms of the Revolving Credit Note and this Agreement, the terms of the Revolving Credit Note shall prevail.

                       (b) The "Lending Rate" for the Revolving Credit shall be the annual rate of interest as determined by the terms and conditions set forth in the Revolving Credit Note.

                 3.02 Maximum Amount. At no time shall the aggregate unpaid principal balance of the Revolving Credit at any time exceed Five Million Dollars ($5,000,000.00).

                 3.03 Term of the Revolving Credit. The Revolving Credit is effective as of the date of this Agreement, and unless the Revolving Credit is sooner terminated or extended as provided in this Agreement, shall continue in effect until October 1, 1998. Unless sooner terminated or extended, the Revolving Credit shall terminate on October 1, 1998 and thereafter the Borrower shall not be entitled to any additional disbursements, draws or advances on the Revolving Credit.

                 3.04 Procedures and Conditions. Each disbursement under the Revolving Credit obtained by the Borrower shall be subject to the following terms and conditions:

                       (a)  General.

                            (1)  Each disbursement obtained by the
            Borrower shall be in the minimum principal sum of Ten
            Thousand Dollars ($10,000.00).

                            (2)  The Borrower may obtain disbursements
            only in connection with Eligible Customer Leases.

                            (3)  The Borrower's right to obtain the
            requested disbursement is subject to the Borrower's compliance with the Assignment in connection with all of the Customer Leases and Related Documents described in the Security Agreement delivered under Subsection (c)(2).

                            (4)  The Borrower hereby authorizes the
            treasurer of the Borrower, and any person designated by the board of directors of the Borrower pursuant to a resolution which has been certified to the Lender by the corporate secretary or an assistant corporate secretary of the Borrower, to make either an oral or a written request for disbursement. As long as the Lender believes in good faith that the person actually making any oral request for disbursement is, in fact, such treasurer or other person designated by the Borrower's board of directors, then any disbursement made as a result of the request for disbursement shall be deemed to have been made pursuant to a valid and authorized request for disbursement, regardless of whether the maker of the request for disbursement was truly who he or she claimed to be.

                            (5)  The Borrower shall not be entitled to
            obtain any disbursement if any Event of Default or Unmatured Default shall exist at the time of the making of the request for disbursement, or would exist upon the making of the disbursement requested, even if the Lender does not elect to terminate the disbursement as a result of such Event of Default or Unmatured Default. The Lender agrees to provide the Borrower with notice of any determination by the Lender to refuse to make additional advances of the Revolving Credit because of the existence of an Unmatured Default as soon as practicable following any such determination, and the Lender acknowledges that the Borrower shall again be entitled to advances of the Revolving Credit if, in such event, such Unmatured Default is cured prior to the occurrence of any Event of Default.

                            (6)  The Borrower shall not be entitled to
            obtain any requested disbursement if immediately after the disbursement were to be made, a mandatory prepayment would be required under Section 3.08 below. The Borrower also shall not be entitled to obtain any disbursement if immediately after the disbursement were to be made, the aggregate of the unpaid principal balance of the Revolving Credit would exceed the maximum amount permitted under
            Section 3.02.

                            (7)  All disbursements shall be made in
            strict compliance with the terms and provisions of this Agreement, unless the Lender elects in its sole discretion to waive any of those terms and conditions. The waiver of any terms and conditions with respect to any one disbursement shall not constitute a waiver of the same or any other terms or conditions with respect to any other disbursement.

                            (8)  Each request by the Borrower for a
            disbursement hereunder shall constitute the making of the following representations and warranties by the Borrower to the Lender:

                                (A)  That the Borrower is then, and at
            the time the disbursement actually is made will be, entitled under this Agreement to obtain that disbursement; and

                                (B)  That all of the respective
            covenants, agreements, representations and warranties made by the Borrower in this Agreement, the Security Agreement, and in any writing delivered to the Lender by or on behalf of the Borrower are true, correct and complete in all material respects, and have been complied with in all material respects (to the extent required by the terms thereof) as of such dates. For purposes of this representation and warranty, the Borrower is representing and warranting solely with respect to its respective covenants, agreements, representations and warranties contained in the Borrower Documents and in any other writing expressly stating further covenants, agreements, representations and warranties of such Person, which is signed by such Person and delivered to the Lender, by or on behalf of such Person.

                       (b)  [INTENTIONALLY OMITTED]

                       (c) Funding. Whenever the Borrower desires to obtain a disbursement of the Revolving Credit pursuant to this Agreement, the Borrower shall cause an authorized representative to:

                            (1)  Request from the Lender a disbursement
            either orally or in writing, not less than three (3) business days prior to the date on which the Borrower desires that the Revolving Credit be disbursed, stating with specificity (A) the amount of the disbursement requested, the amount of which shall not exceed the Borrower's Cost, and (B) the day on which the Borrower desires the funds to be made available (the "Funding Date");

                            (2)  Deliver to the Lender on or before the
            Funding Date, an original, fully executed Assignment of Customer Leases and Related Documents (as defined in the Security Agreement) which describes, with such information and in such detail as the Lender may reasonably require from time to time, the specific Customer Leases and Related Documents that are being assigned in connection with that particular disbursement, as well as the original Customer Leases being assigned to the Lender;

                            (3)  Deliver to the Lender on or before the
            Funding Date, evidence satisfactory to the Lender, in its discretion, that the Borrower has created and perfected a first priority security interest in each and every item of Leased Equipment leased pursuant to the Customer Lease assigned to the Lender pursuant to the Security Agreement, unless this requirement is waived in writing by Lender;

                            (4)  Such information and documentation as
            is acceptable to the Lender conclusively establishing the Borrower's cost of the Leased Equipment to be leased to the respective Customer ("Borrower's Costs"); and

                            (5)  Deliver to the Lender on or before the
            Funding Date with respect to each Customer, all of the documentation and information reasonably requested by Lender.

                 3.05 Notation of Disbursements and Payments. Disbursements of, and payments of principal with respect to, the Revolving Credit shall be evidenced by notations by the Lender on its electronic data processing equipment, showing the date and amount of each advance and each payment of principal. The principal amount outstanding under the Revolving Credit from time to time shall also be recorded by the Lender on that electronic data processing equipment.
            The Lender shall give the Borrower monthly written notices of the outstanding principal balance of the Revolving Credit not fewer than five (5) days prior to the date on which each monthly interest payment is due under the Revolving Credit and shall further disclose the applicable interest rates. The Borrower agrees and acknowledges that the Lender's undertaking is for the convenience of the Borrower only, and that the Lender's failure to provide the principal balance and interest rate shall not excuse the Borrower from making any payment or otherwise taking or refraining from any action that the Borrower would otherwise be required to take or refrain from taking under this Agreement and/or any other Borrower Document. The aggregate amount of all disbursements of the Revolving Credit made and shown on the Lender's electronic data processing equipment, over all of the payments of principal made by the Borrower and recorded on the Lender's electronic data processing equipment, shall be prima facie evidence of the outstanding principal balance due under the Revolving Credit.

                 3.06 Optional and Mandatory Revolving Credit Loan Note Principal Payment.

                       (a) The Borrower may make optional prepayments of principal of the Revolving Credit from time to time without penalty or additional interest. All payments of principal of the Revolving Credit shall replenish the Revolving Credit (up to but not exceeding the maximum amount provided in Section 3.02), and may be reborrowed (in accordance with and subject to this Agreement) once repaid.

                       (b) The Borrower shall pay to the Lender, on the last calendar day of each March, June, September and December during the term of this Agreement the outstanding principal balance of the Revolving Credit as of such date. For purposes of making such principal payments due on the last calendar day of March, June, September and December, Borrower may request a draw on the Draw Facility, in accordance with and subject to Section IV below, for the sole and limited purpose of paying in full the principal outstanding on the Revolving Credit as of such date and converting such indebtedness into long term financing. The amount of principal available under the Revolving Credit shall be replenished in an amount equal to the amount drawn on the Draw Facility, provided however, that at no time shall the maximum amount available under the Revolving Credit exceed Five Million Dollars ($5,000,000.00).

                 3.07 Revolving Credit Interest Payments. The Borrower shall pay all accrued but unpaid interest on the outstanding principal balance of the Revolving Credit on the 10th day of each calendar month, beginning on November 10, 1997, and on the 10th day of each calendar month thereafter during such time as any principal balance of the Revolving Credit remains unpaid. At least five (5) days before the date upon which each interest payment of the Revolving Credit is due, the Lender shall give the Borrower notice of the amount of the payment due and the total balance outstanding of all disbursement of the Revolving Credit. Any failure by the Lender to give such notice shall not relieve the Borrower of the obligation to make the payment then due.

                 3.08 Mandatory Prepayments; Collateral Substitution. If (a) either (i) payments of $150,000 or more in the aggregate due under Customer Leases assigned to the Lender pursuant to the Security Agreement (each an "Assigned Lease") or (ii) fifteen percent (15%) or more of the regular monthly lease payments due the Borrower under the Assigned Leases, are more than ninety (90) days past due, or (b) the Customer obligor(s) on fifteen percent (15%) of the total, aggregate dollars volume of Assigned Leases institutes bankruptcy, insolvency, reorganization, liquidation or receivership proceedings, or has a petition for any such proceeding filed against it and does not contest such filing within thirty (30) days thereafter, or (c) an Assigned Lease has not been assigned and delivered to the Lender under the Security Agreement, or (d) except as provided in Section 3.04(c)(3) above, the Borrower fails to create, perfect or maintain a first perfected security interest in any Leased Equipment securing an Assigned Lease, or (e) any of the representations or warranties contained in the Security Agreement related to the Assigned Lease shall be or become materially untrue, then such Assigned Leases shall no longer constitute Eligible Collateral and shall be deemed ineligible collateral ("Ineligible Collateral"). Within ten
            (10) days of the occurrence of an Assigned Lease becoming Ineligible Collateral (an "Occurrence"), the Borrower shall provide the Lender written notice of an Occurrence. Within thirty (30) days of an Occurrence, the Borrower shall, unless it corrects the event resulting in the Occurrence, eliminate the Ineligible Collateral from the Collateral securing the Revolving Credit by (1) prepaying all principal and all accrued but unpaid interest on the Revolving Credit related to the Ineligible Collateral, or (2) substituting by assignment a new Customer Lease satisfactory to the Lender, as determined in the Lender's sole discretion.

                 3.09 Termination of Revolving Credit. The Lender shall have the right, at its sole option and absolute discretion, to terminate the Revolving Credit upon the occurrence of any Event of Default and upon giving the Borrower notice of termination. The termination of the Revolving Credit shall not in any way release the Borrower from its obligations under this Agreement and the other Borrower Documents, nor shall it terminate this Agreement or the other Borrower Documents, and the security shall continue in full force and effect until all amounts owed by the Borrower to the Lender on the Revolving Credit, the Draw Facility and the Draw Facility Notes, including, without limitation, interest, penalties, and other charges, shall have been paid in full.

                 3.10 Extension of Revolving Credit. The Lender is under no duty to extend the period of the Revolving Credit beyond October 1, 1998. Before, at or after the termination of the Revolving Credit, the Lender may extend the term of the Revolving Credit on a basis and with terms and conditions satisfactory to the Lender in its sole discretion, for one or more successive one year terms. Any such extension must be done in writing signed by the Lender and specifically providing for an extension of the Revolving Credit in order to be binding on the Lender. Upon any extension of the period of the Revolving Credit, the Security Agreement, the Guaranty Agreement and the other Borrower Documents shall remain in effect and shall continue to apply to the Revolving Credit, as extended, until the Revolving Credit, as extended, renewed or replaced, shall have been paid in full.

                                        SECTION IV

                                     The Draw Facility

                 The Lender hereby establishes a non-revolving draw
            facility (the "Draw Facility") in favor of the Borrower as follows:

                 4.01 Amount of Draw Facility. The maximum principal amount of the Draw Facility shall not exceed Fifteen Million Dollars ($15,000,000.00).

                 4.02 Term of the Draw Facility. The Draw Facility is effective as of the date of this Agreement, and unless the Draw Facility is sooner terminated or extended as provided in this Agreement, shall continue in effect until October 1, 1998. Unless sooner terminated or extended, the Draw Facility shall terminate on October 1, 1998, and thereafter the Borrower shall not be entitled to obtain any additional draws or advances on the Draw Facility.

                 4.03 Termination of Draw Facility. The Lender shall have the right, at its sole option and absolute discretion, to terminate the Draw Facility upon the occurrence of any

            Event of Default and upon giving the Borrower notice of termination. The termination of the Draw Facility shall not in any way release the Borrower from its obligations under this Agreement and the other Borrower Documents, nor shall it terminate this Agreement or the other Borrower Documents, and the security shall continue in full force and effect until all amounts owed by the Borrower to the Lender on the Revolving Credit, the Draw Facility or the Draw Facility Notes, including, without limitation, interest, penalties, and other charges, shall have been paid in full.

                 4.04 Extension of Draw Facility. The Lender is under no duty to extend the period of the Draw Facility beyond October 1, 1998. Before, at or after the termination of the Draw Facility, the Lender may extend the term of the Draw Facility, on a basis and with terms and conditions satisfactory to the Lender in its sole discretion, for one or more successive one year terms. Any such extension must be done in a writing signed by the Lender and specifically providing for an extension of the Draw Facility in order to be binding on the Lender. Upon any extension of the period of the Draw Facility, the Security Agreement, the Guaranty Agreement and the other Borrower Documents shall remain in effect and shall continue to apply to the Draw Facility, as extended, until the Draw Facility, as extended, renewed or replaced, shall have been paid in full. The failure of the Lender to extend the Draw Facility shall not, in itself, act as an acceleration of the Draw Facility Notes (as defined below).

                 4.05 Purposes of the Draw Facility. Proceeds of the Draw Facility shall be used by the Borrower strictly and solely to pay down the principal outstanding on the Revolving Credit, as provided in Section 3.06 above, and refinance such principal in accordance with the terms and conditions of a Draw Facility Note.

                 4.06 Procedures and Conditions. Each draw on the Draw Facility that is requested by the Borrower shall be subject to the following terms and conditions:

                      (a)  General.

                           (1)  Each draw by the Borrower on the Draw
            Facility pursuant to Section 3.06(b) shall be secured by the Eligible Customer Leases previously assigned to the Lender as security for the respective disbursements of the Revolving Credit. Each draw made by the Borrower on the Draw Facility shall be evidenced by a separate Draw Facility Note dated as of the date of such draw in a principal amount equal to such draw. Borrower agrees to pay the Lender a note processing fee of One Hundred Dollars ($100.00) for each Draw Facility Note established hereunder.

                           (2)  The Borrower may obtain draws on the
            Draw Facility only in connection with principal payments required to be made on the Revolving Credit as provided in
            Section 3.06(b) above.

                           (3)  The Borrower's right to obtain the
            requested draw on the Draw Facility is subject to the Borrower's continued compliance with the Security Agreement in connection with all of the Customer Leases and Related Documents described in the Security Agreement.

                           (4)  The Borrower hereby authorizes the
            treasurer of the Borrower, and any person designated by the board of directors of the Borrower pursuant to a resolution which has been certified to the Lender by the corporate secretary or an assistant corporate secretary of the Borrower, to make either an oral or a written request for disbursement. As long as the Lender believes in good faith that the person actually making any oral request for disbursement is, in fact, such treasurer or other person designated by the Borrower's board of directors, then any draw made as a result of the request for a draw on the Draw Facility shall be deemed to a have been made pursuant to a valid and authorized request for a draw on the Draw Facility, regardless of whether the maker of the request for the draw was truly who he or she claimed to be.

                           (5)  The Borrower shall not be entitled to
            obtain any draw on the Draw Facility if any Event of Default or Unmatured Default shall exist at the time of the making of the request for the draw, or would exist upon the making of the draw on the Draw Facility requested, even if the Lender does not elect to terminate the Draw Facility as a result of such Event of Default or Unmatured Default. The Lender agrees to provide the Borrower with notice of any determination by the Lender to refuse to make additional draws of the Draw Facility because of the existence of an Unmatured Default as soon as practicable following any such determination, and the Lender acknowledges that the Borrower shall again be entitled to request draws of the Draw Facility if, in such event, such Unmatured Default is cured prior to the occurrence of any Event of Default.

                           (6)  The Borrower shall not be entitled to
            obtain any draw on the Draw Facility if immediately after the draw were to be made, a mandatory prepayment would be required under Section 4.12 below. The Borrower also shall not be entitled to obtain any draw on the Draw Facility if immediately after the draw were to be made, the aggregate of the unpaid principal balance of the Draw Facility would exceed the maximum amount permitted under Section 4.01.

                           (7)  All draws on the Draw Facility shall be
            made in strict compliance with the terms and provisions of this Agreement, unless the Lender elects in its sole discretion to waive any of those terms and conditions. The waiver of any terms and conditions with respect to any one draw shall not constitute a waiver of the same or any other terms or conditions with respect to any other draw.

                           (8)  Each request by the Borrower for a draw
            hereunder shall constitute the making of the following representations and warranties by the Borrower to the
            Lender:

                                (A)  That the Borrower is then, and at
            the time the draw actually is made will be, entitled under this Agreement to obtain that draw; and

                                (B)  That all of the respective
            covenants, agreements, representations and warranties made by the Borrower in this Agreement, the Security Agreement, and in any writing delivered to the Lender by or on behalf of the Borrower are true, correct and complete in all material respects, and have been complied with in all material respects (to the extent required by the terms thereof) as of such dates. For purposes of this representation and warranty, the Borrower is representing and warranting solely with respect to its covenants, agreements, representations and warranties contained in the Borrower Documents and in any other writing expressly stating further covenants, agreements, representations and warranties of such Person, which is signed by such Person and delivered to the Lender, by or on behalf of such Person.

                      (b)  [INTENTIONALLY OMITTED]

                      (c) Funding. Whenever the Borrower desires to obtain a draw on the Draw Facility pursuant to this Agreement, the Borrower shall cause an authorized representative to:

                                (1)  Request from the Lender a draw,
            either orally or in writing, not less than three (3) business days prior to the date on which the Borrower desires that the draw be disbursed, stating with specificity
            (A) the amount of the draw requested, the amount of which shall not exceed the principal amount then outstanding on the Revolving Credit as of the Funding Date, and (B) the day on which the Borrower decides the funds are to be made available (the "Funding Date"), which shall be either the last calendar day of March, June, September or December;

                                (2)  Deliver to the Lender, if the
            Borrower has not already done so, on or before the Funding Date, an Assignment of Customer Leases and Related Documents (as defined in the Security Agreement) which describes with such information and in such detail as the Lender may require from time to time, the specific Customer Leases and Related Documents that are being assigned in connection with that particular Draw Facility Note;

                                (3)  Deliver to the Lender, if the
            Borrower has not already done so, on or before the Funding Date, evidence satisfactory to the Lender, in its sole discretion, that the Borrower has created and perfected a first priority security interest in each item of Leased Equipment leased pursuant to a Customer Lease assigned to the Lender pursuant to the Security Agreement;

                                (4)  Deliver to the Lender, if the
            Borrower has not already done so, on or before the Funding Date with respect to each Customer, all of the documentation and information identified in this section to the extent not previously submitted to the Lender; and

                                (5)  Such other documentation that the
            Lender may reasonably require.

                 4.07 Notation of Disbursements and Payments. Disbursements of principal with respect to the Draw Facility shall be evidenced by notations by the Lender on its electronic data processing equipment, showing the date and amount of each advance of principal. The principal amount outstanding under each Draw Facility Note from time to time shall also be recorded by the Lender on that electronic data processing equipment.

                 4.08 Non-Revolving. The Draw Facility is a non-revolving credit facility, and the amount of principal repaid on the Draw Facility Notes shall not be available to be reborrowed or redrawn under the Draw Facility or under the respective Draw Facility Note.

                 4.09 Interest Rate on the Draw Facility Notes. At the time there is a draw on the Draw Facility and a corresponding Draw Facility Note is executed, the Borrower shall have the option of choosing one of the five (5) methods of determining the per annum interest rate that will accrue on such loan that are set forth in the Draw Facility Note. Other terms and conditions of the Draw Facility Notes, which shall be in a form substantially similar to Annex E attached hereto, with appropriate insertions, are incorporated herein by reference, specifically including but not limited to terms concerning the calculation of interest and when interest is to be paid.

                 4.10 Payment of Interest and Principal on the Draw Facility Notes. There shall be monthly interest and principal payments on a respective Draw Facility Note. The principal payments shall be equal payments amortized over the term of the respective Draw Facility Note. The monthly aggregate lease payments received by the Borrower on the Assigned Leases securing the respective Draw Facility Notes shall be applied first to any accrued but unpaid interest, and all remaining lease payments shall then be applied to the principal payment due on such Draw Facility Note. Payments shall be due on the dates set forth in the respective Draw Facility Note.

                 4.11 Term of Draw Facility Notes. The term of each respective Draw Facility Note shall be for a period not to exceed three (3) years without the Lender's prior consent, which term shall commence on the execution date of such Draw Facility Note.

                 4.12  Mandatory Prepayments on Draw Facility Notes.  If
            (a) either (i) payments of $150,000 or more in aggregate due under one or more Customer Leases assigned to the Lender to secure a Draw Facility Note pursuant to the Assignment (an "Assigned Lease") or (ii) fifteen percent (15%) or more of the regular monthly lease payments due the Borrower under the Assigned Leases, are more than ninety (90) days past due, or (b) the Customer obligor(s) on fifteen percent (15%) of the total, aggregate dollars volume of Assigned Leases institutes bankruptcy, insolvency, reorganization, liquidation or receivership proceedings, or has a petition for any such proceedings filed against it and does not contest such filing within thirty (30) days thereafter, or
            (c) an Assigned Lease had not been assigned and delivered to the Lender under the Security Agreement, or (d) except as provided in Section 3.04(c)(3) above, the Borrower fails to create, perfect or maintain a first priority security interest in any Leased Equipment securing an Assigned Lease, or (e) any of the representations or warranties contained in the Security Agreement related to the Assigned Lease shall be or become materially untrue, then such Assigned Leases shall no longer constitute Eligible Collateral and shall be deemed ineligible collateral ("Ineligible Collateral"). Within (10) days of the occurrence of an Assigned Lease becoming Ineligible Collateral (an "Occurrence"), the Borrower shall provide the Lender written notice of an Occurrence. Within thirty (30) days of an Occurrence, the Borrower shall, unless it corrects the event resulting in the Occurrence, eliminate the Ineligible Collateral from the Collateral securing the respective Draw Facility Note by (1) prepaying all principal and all accrued but unpaid interest on the respective Draw Facility Note related to the Ineligible Collateral, or (2) substituting by assignment a new Eligible Customer Lease satisfactory to the Lender, as determined in the Lender's sole discretion. Furthermore, in the event any Customer makes a prepayment on a respective Eligible Customer Lease, then the Borrower shall make a principal prepayment on the respective Draw Facility Note in an amount equal to the amount prepaid by the Customer. Provided however, in the event the Borrower makes a prepayment, such prepayment shall not change any such payment due date or the amount on the regularly scheduled installment of principal due on the respective Draw Facility Note.


                                     SECTION V

                 5.01 Security for the Loans. The Revolving Credit and the Draw Facility Loans are and shall be individually and collectively secured by and entitled to the benefits of all of the following:

                       (a)  Right of Offset.  The right of offset
            provided in Section 10.01 of this Agreement.

                       (b)  Security Interest in the Collateral.  A
            security interest granted by the Borrower in the Collateral, pursuant to the Security Agreement substantially in the form attached hereto as Annex D.

                       (c) Guaranty. By the payment guaranty of the Guarantor pursuant to the Guaranty Agreement substantially in the form attached hereto as Annex B.

                 SECTION VI

                 Conditions Precedent

                 6.01 Conditions Precedent. The Lender's obligation to provide the Borrower with draws under the Revolving Credit and/or the Draw Facility shall be conditioned upon the fulfillment of all the following conditions:

                       (a) Resolutions. The Borrower and the Guarantor shall have each furnished the Lender with a certified copy of the resolutions of their respective board of directors
            (1) authorizing the execution of the following documents to which they are parties: this Agreement, the Revolving Credit Note, the Draw Facility Notes, the Security Agreement, the Guaranty Agreement, and any other documents, instruments and agreements referred to herein which are required to be executed and delivered by the Borrower or the Guarantor and (2) authorizing consummation of the transactions contemplated by, and performance of this Agreement.

                       (b) Opinion of Counsel. The Borrower shall have furnished the Lender, at the Borrower's expense, with the legal opinion of Lindhorst and Dreidame, as counsel for the Borrower and Guarantor addressed to the Lender, dated as of the Date hereof, satisfactory to the Lender and its counsel and substantially in the form attached hereto as Annex F.

                       (c) Certificate of Incumbency. The Borrower and the Guarantor shall have furnished the Lender with certificates of their respective secretaries certifying the names of the respective officers of the Borrower and Guarantor authorized to sign the Borrower Documents, together with the true signatures of such officers.

                       (d) Executed Agreements. The Borrower and the Guarantor shall have duly executed each of the following documents to which they are parties and shall have delivered to the Lender the following:

                            (1)  this Agreement;

                            (2)  the Revolving Credit Note and the Draw
                                 Facility Notes (each to be executed
                    and delivered at the time of the related     advance
            of funds);

                            (3)  the Security Agreement;

                            (4)  the Guaranty Agreement; and

                            (5)  such financing statements or other
            documents                      for filing with public
            officials with respect                   to the Assignment
            and the Security Agreement                    as the Lender
            may request.

                       (e) Representations and Warranties. Each and every representation and warranty made by or on behalf of the Borrower, the Guarantor or either of them at the time of or after the execution of this Agreement relating to the Borrower Documents to which they are a party or the transactions contemplated thereby shall be substantially true, complete and correct on and as of the date draw or disbursement is to be made under the Revolving Credit and/or the Draw Facility.

                       (f) No Defaults. There shall exist no Event of Default or Unmatured Default which has not been cured to the Lender's satisfaction.

                       (g)  No Change in the Borrower's or the
            Guarantor's Condition. There shall have been no material adverse change in the condition, financial or otherwise, of the Borrower and the Guarantor, from that existing on the date of the financial statements described in Section 8.06 of this Agreement. For purposes hereof, "material adverse change" shall mean a 25% or greater decrease in the Tangible Net Worth of the Guarantor and the Borrower on an aggregate basis.

                       (h)  Documentation.  The Borrower shall have
            complied with Section 3.04 of this Agreement in all respects, and delivered all documents and instruments required thereby.

                       (i)  Recordings and Filings.  All financing
            statements or other instruments as the Lender may reasonably request have been executed and delivered by the Borrower and filed or recorded in such public offices as the Lender may request to perfect and maintain the perfection of the security interests which secure the Revolving Credit and/or the Draw Facility.

                       (j) Assurances and Opinions for Property Outside Kentucky. The Lender shall have received reports of searches of personal property records from the appropriate reporting agency in the states outside of Kentucky in which any Collateral is located, which do not disclose any security interest in the Collateral or any purchase money security interests existing as of the date of this Agreement except as disclosed on Schedule 8.10, that is prior to the Lender's security interest in such Collateral, on or after the perfection of the Lender's security interest in such Collateral. The Lender may obtain such reports, but the Borrower shall pay all reasonable costs associated with obtaining them.

                       (k) Insurance Certificates. The Lender shall have received the certificates of insurance required by
            Section 7.01 of this Agreement.

                       (l) Counsel Fees. The Borrower shall have paid the Lender's counsel fees and expenses in accordance with
            Section X of this Agreement.

                       (m)  [INTENTIONALLY OMITTED]

                 6.02 Conditions Precedent to Subsequent Disbursements. The Lender's obligation to make disbursements of Revolving Credit and/or the Draw Facility after the first disbursement shall be conditioned upon the fulfillment prior to the making of each such disbursement, of the conditions set out in Section 6.01 of this Agreement and to the further condition that the representations set out in Section 3.04(a)(8) are true, complete and correct.


                 SECTION VII

                 General Covenants

                 During the term of this Agreement, the Borrower shall
            comply with all of the following provisions:

                 7.01 Insurance. The Borrower shall maintain insurance as follows:

                                (a)  Casualty Insurance.  Maintain
            and/or cause to be maintained insurance policies on all real and personal property of Borrower (including, but not by way of limitation, the Collateral and other security for the obligations provided for herein) with reputable carriers acceptable to the Lender to such extent and against such hazards and liabilities as is commonly maintained by companies similarly situated, such policies to specify the Lender as the "loss payee" of Borrower and carry endorsements that require thirty (30) days advance notice to the Lender of any alteration to or cancellation of same, and at least annually (and more frequently if requested by the Lender) provide the Lender with certificates of insurance or other satisfactory evidence thereof.

                                (b)  Liability Insurance.  Maintain in
            full force and effect such liability insurance with respect to the activities of Borrower and other insurance as is commonly maintained by similar companies and as may be reasonably required by Lender, all such insurance to be provided by reputable carriers acceptable to Lender.

                                (c)  General Insurance Requirements.

                                     (1)  All insurance shall provide
            that any loss thereunder shall be payable notwithstanding any action, inaction, breach of warranty or condition, breach of declarations, misrepresentation or negligence of the Borrower.

                                     (2)  Prior to the expiration date
            of any policy of insurance maintained pursuant to this Agreement, the Borrower shall provide the Lender with a certificate of insurance evidencing the acquisition of a new policy, or an extension or renewal of an existing policy, evidencing the Borrower's due compliance with this section.

                                     (3)  If the Borrower fails to
            acquire any policy of insurance required to be maintained pursuant to this section, or fails to renew or replace any such policy at least ten (10) days prior to the expiration thereof, or fails to keep any such policy in full force and effect, the Lender shall have the option (but not the obligation) to pay the premiums on any such policy of insurance or to take out new insurance in amount, type, coverage and terms satisfactory to the Lender, after first notifying the Borrower of the Lender's intent to pay it. Any amount paid therefor by the Lender shall be immediately due and payable to the Lender by the Borrower upon demand. No exercise by the Lender of such option shall in any way affect the provisions of this Agreement, including the provision that failure by the Borrower to maintain the prescribed insurance shall constitute an Event of Default.

                 7.02  Taxes and Other Payment Obligations.

                       (a) The Borrower shall pay and discharge, or cause to be paid and discharged, before any of them become in arrears, all taxes, assessments, governmental charges, levies, and claims for labor, materials or supplies which if unpaid might become a lien or charge upon any of their property, and all of their other debts, obligations and liabilities.

                       (b) The Borrower may refrain from paying any amount it would be required to pay pursuant to subparagraph
            (a) of this section if the validity or amount thereof is being contested in good faith by appropriate proceedings timely instituted which shall operate to prevent the collection or enforcement of the obligation contested, provided that if the Borrower engaged in such a contest, shall have set aside on its books appropriate reserves with respect thereto. If the validity or amount of any such obligations in excess of Fifty Thousand Dollars ($50,000.00) shall be contested pursuant to the provisions of this subparagraph, the Borrower shall notify the Lender immediately upon the institution of the proceedings contesting the obligation.

                 7.03  Financial Statements.

                       (a) Statements. As soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Guarantor, the Guarantor shall furnish to the Lender a copy of its annual audited consolidated financial statements of Guarantor (specifically including but not limited to Borrower) prepared in accordance with generally accepted accounting principle applied on a basis consistent with that of preceding fiscal year, with detail consistent with past financial statements ((i) including, at a minimum, a profit and loss statement with proper footnotes, a balance sheet, statement of retained earnings and sources and application of funds), and signed by an independent certified public accountant; (ii) as filed at the time with SEC, but in any event within seventy five (75) days after the last day of each fiscal quarter, a copy of its Form 10-Q with attached balance sheet and income statement for such quarters.

                       (b) Additional Corporate Financial Information. The Borrower shall deliver to the Lender:

                           (1)  Within ten (10) days after the filing
            thereof in the office of the Secretary of State of the

            Commonwealth of Kentucky, certified copies of all amendments to the Borrower's Articles of Incorporation.

                           (2) Such additional information with respect to its financial condition as may be reasonably requested by the Lender from time to time.

                       (c) Lease Register. Within fifteen (15) days after the end of each fiscal month, the Borrower shall deliver to the Lender a lease register covering all Assigned Leases which are current (the "Current Register") and a separate lease register covering all Assigned Leases which are delinquent (the "Delinquent Lease Register"). The Current Register shall set forth the name of each Customer obligor on an Assigned Lease who is current as of the last day of the immediately preceding month, the total payment made by each of those Customers during that month, and the remaining lease balance at the end of the month owed by each of those Customers under its respective Assigned Lease. The Delinquent Register shall set forth the name of the each Customer obligor on an Assigned Lease who is delinquent as of the last day of the immediately preceding month, the amount of the delinquent payment or payments which each of those Customers has failed to make, the duration of each delinquent payment and the remaining lease balance at the end of the month owed by each of those Customers under its respective Assigned Lease.

                 7.04 Financial Records. The Borrower shall maintain a standard modern system of accounting in which full, true and correct entries shall be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a basis consistent with prior years and, without limitation, making appropriate accruals.

                 7.05 Properties. The Borrower shall maintain its facilities, if any, and other fixed assets in good condition, subject only to normal wear and tear (fire and other acts of God excepted), and make all necessary and proper repairs, renewals and replacements. The Borrower shall comply with all material leases and other material agreements in order to prevent loss or forfeiture, unless compliance is being contested in good faith by appropriate proceedings timely instituted which shall operate to prevent enforcement of the loss or forfeiture. The Lender shall have the right to inspect the Borrower's facilities, if any, and other fixed assets at all reasonable times, and from time to time.

                 7.06 Corporate Existence and Good Standing. The Borrower shall preserve its corporate existence in good standing and shall be and remain qualified to do business and in good standing in all states and countries in which the nature and conduct of its business operations requires qualification and in which the failure to be so qualified would have a materially adverse affect on the business operation and financial condition of the Borrower taken as a whole.

                 7.07  Notice Requirements.

                       (a)  Default.  The Borrower shall cause its
            President, or in his absence an officer of the Borrower designated by it, to notify the Lender in writing within five (5) days, after the Borrower, or any of the Borrower's officers or directors, has notice of any Event of Default or Unmatured Default or has notice that any representation or warranty made in this Agreement, or in any related document or instrument, for any reason was not true and complete and not misleading in any material respect when made. Such notice shall specify the nature of such Event of Default or Unmatured Default and the action the Borrower has taken or will take to correct it.

                       (b) Material Litigation. The Borrower promptly shall notify the Lender in writing of the institution or existence of any litigation or administrative proceeding to which the Borrower may be or become a party which might involve any material risk of any judgment or liability which
            (1) would be in excess of Five Hundred Thousand Dollars ($500,000.00), (2) would otherwise result in any material adverse change in the Borrower's business, assets or condition, financial or otherwise or (3) would monetarily affect the Lender's Security interest in the Collateral.

                       (c) Other Information. From time to time, upon request by the Lender, the Borrower shall furnish to the Lender such information regarding the Borrower's business, assets and condition, financial or otherwise, as the Lender may reasonably request. The Lender shall have the right during reasonable business hours to examine all of the Borrower's business and financial books and records and to make notes and abstracts therefrom, to make an independent examination of the Borrower's books and records for the purposes of verifying the accuracy of reports delivered by the Borrower and ascertaining compliance with this Agreement.

                 7.08 Compliance with Law. The Borrower shall comply in all material respects with (a) all valid and applicable statutes, rules and regulations of the United States of America, of the States thereof and their counties, municipalities and other subdivisions and of any other jurisdiction applicable to the Borrower; (b) the orders, judgments and decrees of all courts or administrative agencies with jurisdiction over the Borrower; or its business; and (c) the provisions of licenses issued to the

            Borrower pursuant thereto, except where compliance therewith shall be currently contested in good faith by appropriate proceedings, timely instituted, which shall operate to stay any order with respect to such non-compliance.

                 7.09 Liens. Except for security interests previously granted by the Borrower to the Lender and those disclosed in
            Section 8.10(c) of this Agreement, and except for liens permitted in this Agreement or the other Borrower Documents, the Borrower shall not (a) create or incur or suffer to be created or incurred or to exist any encumbrance, mortgage, pledge, lien, charge, restriction or other security interest of any kind upon any of the Collateral, whether owned or held on the date of this Agreement or acquired thereafter, or upon the income or profits therefrom, or (b) transfer any such Collateral or the income or profits therefrom for the purpose of subjecting the same to payment of indebtedness or performance of any other obligation except payments made in accordance with Section 7.02 of this Agreement or payments made to the Lender in accordance with the terms and provisions of this Agreement, or (c) acquire, or agree or have an option to acquire, any Collateral upon conditional sale or other title retention or purchase money security agreement, device or arrangement, or (d) sell or transfer (except Inventory sold in the ordinary course of business), assign, or pledge any Collateral, with or without recourse. The Borrower may incur or create, or suffer to be incurred or created or to exist, the following liens (the "Permitted Liens") without violating the provisions of this Section 7.09:

                       (1) Statutory liens to secure claims for labor, material or supplied to the extent that payment thereof shall not at the time be required to be made in accordance with Section 7.02 of this Agreement.

                       (2) Deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security, or in connection with contests, to the extent that payment thereof shall not at that time be required to be made in accordance with Section 7.02 of this Agreement.

                       (3) Statutory liens for taxes or assessments or governmental charges or levies if payment shall not at the time be required to be made in accordance with Section 7.02 of this Agreement.

                       (4) Purchase money liens or security interests in property acquired by the Borrower and granted to vendors and lending institutions, which arise in the ordinary course of business, including but not necessarily limited to any Inventory acquired by Borrower through financing obtained on a non-recourse basis from such vendors and/or lending institutions (including but not limited to the Lender and its affiliates).

                       (5) Statutory liens (and contractual liens that provide to the secured party no greater rights than equivalent statutory liens) to secure payment of rent or lease payments with respect to leases of real property to the extent that such payments shall not at the time be required to be made in accordance with Section 7.02 of this Agreement.

                      (6)  Liens granted in the normal course of
            business to procure bid, performance or surety bonds (so long as any of the liens noted in Subsections 1, 3, 5 and 6 herein, separately or in the aggregate, do not materially adversely offset the property or operations of the Borrower or materially diminish the Collateral or Lender's interest therein).

                      Lender agrees that, in the event any promissory
            note is paid in full as a result of the Borrower obtaining non-recourse financing from a lending institution (including but not limited to affiliates of the Lender), the Lender shall subordinate its security interest in the specific item(s) of Leased Equipment and the Assigned Leases securing such promissory note to such lending institution.

                 7.10 Letters of Credit. Without the Lender's prior written consent which shall not be unreasonably withheld, the Borrower shall not have outstanding any letters of credit upon which the Borrower is the obligor or guarantor.

                 7.11 Articles of Incorporation and Bylaws. Without the Lender's prior written consent, which shall not be withheld or delayed unreasonably the Borrower shall not make any changes in or amendments to its articles of incorporation.

                 7.12 Mergers, Sales, Transfers and Other Dispositions of Assets.

                       (a) Except as set forth in Subsection (b) of this Section, the Borrower shall not do any of the following without the Lender's prior written consent, which shall not be unreasonably withheld or delayed:

                            (1)  Be a party to any consolidation,
            reorganization (including without limitation those types referred to in Section 368 of the United States Internal Revenue Code of 1986, as amended), "stock-swap" or merger;

                            (2)  Sell or otherwise transfer any material
            part of its assets;

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                            (3)  Purchase all or a substantial part of
            the capital stock or assets of any corporation or other business enterprise;

                            (4)  Effect any change in their respective
            capital structure;

                            (5)  Sell, assign, or otherwise dispose of,
            with or without recourse, settle or compromise any of its Accounts Receivable or notes receivable or other intangibles, except the endorsement of negotiable instruments for the purpose of collection in the ordinary course of business and as permitted in Section 12 of the Security Agreement; or

                            (6)  Liquidate or dissolve or take any
            action with a view toward liquidation or dissolution.

                       (b) Without the Lender's prior written consent, the Borrower may sell or otherwise transfer from time to time its property, tangible or intangible, in the normal course of business or involving the sale of damaged, obsolete or discontinued assets.

                 7.13 Loans. The Borrower shall not make any loan or advance any funds whatsoever to any business, entity, party or individual, except advances not to exceed One Hundred Thousand Dollars
            ($100,000.00) in the aggregate at any one time outstanding.

                 7.14 Financial Covenants. The Borrower shall at all times comply with the financial covenants set forth in
            Exhibit 2 to this Agreement.

                 7.15 Location of Inventory. The initial location of the Leased Equipment will be disclosed by Borrower to the Lender at the time the Assigned Lease is assigned to Lender. Borrower and Lender acknowledge that a portion of the Leased Equipment are and will be mobile goods, and will be moved from one jurisdiction to another and Borrower will be unable to inform Lender as to such movement. Borrower will use its best efforts, if it has actual knowledge of the relocation of any Inventory (including but not limited to Leased Equipment) to:

                       (a) Notify the Lender of the location to which the Inventory is being moved, located or relocated;

                       (b)  Pay the Lender's reasonable expenses
            incurred in obtaining searches of the public records of such proposed Inventory locations, or reimbursing the Lender for its reasonable expenses in obtaining such record searches; and

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






                       (c) File or causing to be filed such financing statements or other documents as the Lender may require with such public authorities as the Lender shall deem necessary to perfect and protect the Lender's security interest in the Borrower's Inventory.

                 7.16 Control and Operation. Borrower shall remain as a wholly owned subsidiary of the Guarantor and the Guarantor shall be managed by persons reasonably acceptable to the Lender.

                 7.17  Lockbox.

                       (a) On or before the tenth (10th) day following the assignment of an Assigned Lease to the Lender, the Borrower shall notify each obligor of the Assigned Lease of the Lender's security interest in the Assigned Lease created pursuant to the Assignment and direct each obligor to remit all future payments or other amounts provided in such Assigned Lease directly to a post office box designated by the Lender (the "Lockbox"). The Borrower may, from time to time, direct particular obligors of Assigned Leases to remit specific payments directly to the Borrower as part of the Borrower's usual and customary procedures for collecting payments from obligors whose payments are or have been paid late or otherwise require special handling or attention as a collection matter.

                       (b) If any Unmatured Default or Event of Default has occurred and is continuing, the Lender may, at its option, have sole access to, and control and power of withdrawal over the Lockbox and use the proceeds from any payments collected through the Lockbox, beginning twenty-four (24) hours after such Unmatured Default or Event of Default and while it is continuing, to satisfy any Indebtedness of the Borrower to the Lender. In the event of such satisfaction, the Lender shall credit the proceeds as payment of the Revolving Credit, the Draw Facility Notes, and other Indebtedness first to reasonable costs incurred by Lender, then to interest, then to principal, but otherwise, as the Lender may desire, in its discretion. Any credit given to the Borrower in cash or solvent credit for the conditional upon final payment to the Borrower in cash or solvent credit for the items, and if any item is not paid the amount of any credit given for it shall be charged to the Borrower whether or not the item is returned, and such amount shall be a part of the obligations secured by the Security Agreement and the Guaranty Agreement.

                 7.18 Compliance with Other Borrower Documents. The Borrower shall pay the Revolving Credit Note and the Draw Facility Notes, in accordance with their respective terms, and the Borrower shall comply with the provisions of the Security Agreement and all other Borrower Documents. The

            Guarantor shall comply with the provisions of the Guaranty
            Agreement.

                 7.19 Depository Account.  The Borrower shall
            contemporaneously with the execution hereof open a non-interest bearing depository account with the Lender and shall at all times maintain a minimum average daily balance of $200,000 in said account until the latter of (i) all amounts outstanding under the Revolving Credit Note are paid in full or (ii) the Lender is no longer obligated to disburse sums under the Revolving Credit pursuant to this Agreement.


                 SECTION VIII

                 Representations and Warranties

                 To induce the Lender to enter into this Agreement and
            to make the Revolving Credit and the Draw Facility, the Borrower represents and warrants to the Lender as follows (which warranties and representations shall be deemed to be remade and restated in full (subject only to changes of circumstances which (1) are fully disclosed by the Borrower to the Lender in writing, describing the changed circumstances, and (2) do not result in any material violation of any condition, provision, promise and/or covenant of this Agreement, or otherwise result in an Unmatured Default or an Event of Default) whenever a disbursement under the Revolving Credit or Draw Facility is requested by the Borrower):

                 8.01 Corporate Organization and Existence. The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Kentucky. The Borrower has all necessary power and authority to carry on its business conducted on the date of this Agreement. The Borrower is qualified to do business as a foreign corporation, is in good standing, in all states and in all foreign countries in which it is required to be so qualified pursuant to Section 7.06 hereof, and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner conducted on the date of this Agreement.

                 8.02 Right to Act. No registration with or consent or approval of any governmental agency of any kind is required for the execution, delivery performance and enforceability of the Borrower Documents. The Borrower has full power and authority, corporate and otherwise, to execute, deliver and perform the Borrower Documents to which it is a party.

                 8.03 No Conflicts. The Borrower's execution, delivery and performance of the Borrower Documents to which it is a party does not, and will not, (a) violate any existing provision of the articles of incorporation or bylaws of the Borrower, or any law, rule, regulation, or judgment, order or decree applicable to the Borrower, or (b) otherwise constitute a default, or result in the imposition of any lien under (1) any existing contract or other obligation binding upon the Borrower or its respective property, with or without the passage of time or the giving of notice or both, or (2) any law, rule or regulation applicable to the Borrower or its business, or (3) any judgment, order or decree of any court or administrative agency applicable to the Borrower or its business.

                 8.04 Authorization. The execution, delivery and performance by the Borrower of the Borrower Documents to which it is a party has been duly authorized, and the Borrower Documents have been duly executed and delivered and constitute legal, valid and binding obligations enforceable against the Borrower.

                 8.05  Litigation and Taxes.

                       (a) Except for those matters described in the financial statements referenced in Section 8.06 of this Agreement, there is no litigation, at law or in equity, or any proceeding before any federal, state or municipal court, board or other governmental or administrative agency pending, or to the knowledge of the Borrower, threatened which is likely to involve any material judgment or liability against the Borrower or which might otherwise result in any material adverse change in the Borrower's business, assets or condition, financial or otherwise. No judgment, decree or order of any federal, state or municipal court, board or other governmental or administrative agency has been issued against the Borrower or any of its assets which has, or might have, a material adverse effect on the Borrower's business, assets or condition, financial or otherwise.

                       (b) The Borrower has filed all tax returns which are required to be filed and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns or pursuant to assessments received. The Borrower knows of no material additional assessments for which adequate reserves have not been established, and the Borrower has made adequate provision for all current taxes.

                 8.06 Financial Statements. The Borrower's most recent financial statements of the type described in Subsections
            (a), (b) and (c) of Section 7.03 and dated as of their respective dates, have been furnished to the Lender. Those financial statements are true and complete, have been prepared in accordance with generally accepted accounting principles, do not omit reference to any material contingent liabilities of any kind, and fairly present the financial condition of the Borrower as of the date of the financial statements.

                 8.07  Compliance with Contractual Obligations, Laws and
            Judgments.

                       (a)  The Borrower is not in default in the
            payment, performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any lease, indenture, mortgage, deed of trust, promissory note, agreement or undertaking to which it is a party or by which its assets are bound.

                       (b) The Borrower has not violated any applicable statute, regulation or ordinance of the United States of America or of any state, municipality or any other subdivision, jurisdiction or agency thereof, in any respect materially and adversely affecting the Borrower's business, property, assets, operations or conditions, financial or otherwise.

                       (c) The Borrower is not in default with respect to any judgment, order, writ, injunction, decree or demand of any court, arbitrator or governmental agency or body.

                 8.08 Location of Inventory. The Borrower's Inventory is located at the locations set out on Schedule 1 to the Security Agreement.

                 8.09 No Undisclosed Liabilities or Guaranties. The Borrower has no material liabilities, direct or contingent, except as disclosed or referred to in the financial statements referred to in Section 8.06 of this Agreement or incurred by the Borrower after such date and not prohibited by the express terms of this Agreement, nor has the Borrower guaranteed, or otherwise become responsible for, the material obligations of any Person, other than as set out on
            Schedule 8.09 of this Agreement or otherwise not in contravention of any of the Borrower Documents.

                 8.10 Title to Properties. The Borrower has good and marketable title to all of its property and assets of all character, free and clear of all mortgages, liens and encumbrances except (a) encumbrances granted to the Lender,
            (b) minor irregularities in title which do not materially interfere with the use and enjoyment by the Borrower of such properties and assets in the normal course of business as presently conducted, or materially impair the value thereof for such business, (c) those encumbrances described on
            Schedule 8.10 to this Agreement, (d) those Permitted Liens permitted in Section 7.09, and (e) any other encumbrances permitted under the express terms of the Borrower Documents.

                 8.11 Trademarks and Permits. The Borrower possesses adequate licenses, patents, copyrights, trademarks and trade names to conduct its businesses as now conducted. Neither the Borrower nor any of its officers, directors or employees has received notice or has knowledge of any claim that the Borrower has violated any other Person's license, patent, copyright, trademark or trade name, or that the Borrower's licenses, patents, copyrights, trademarks or trade names are currently being infringed. The Borrower has all governmental permits, certificates, consents and franchises necessary to carry on its businesses as now conducted and to own or lease and operate its properties as now owned, leased or operated. All such governmental permits, certificates, consents and franchises are valid, and in effect, and the Borrower is not in violation thereof, and none of them contains any term, provision, condition or limitation more burdensome than generally applicable to persons engaged in the same or similar business.

                 8.12 Disclosure. Neither this Agreement, nor any agreement, document, certificate or statement furnished to the Lender by or on behalf of the Borrower in connection with the transactions contemplated by this Agreement contains any untrue statement of any material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to the Borrower which materially and adversely affects, or in the future is likely to materially and adversely affect, the Borrower's business, operations, affairs or condition, financial or otherwise, which has not been disclosed to the Lender.


                 SECTION IX

                 Events of Default

                 The occurrence of any one or more of the following
            shall constitute an Event of Default under this Agreement (an "Event of Default"):

                 9.01 Failure to Pay. If the Borrower shall fail to pay in full any installment of principal or interest on the Revolving Credit or any Draw Facility Note, or payments required by Section III and/or IV of this Agreement, within five (5) calendar days after Lender has sent written notice to the Borrower that such payment has become due and is unpaid.

                 9.02  [INTENTIONALLY OMITTED]

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






                 9.03 Notice Required. If any Event of Default occurs under any other Loan Document or the obligor with respect to any term, obligation, covenant, agreement, condition or other provision (other than those referred to in Section
            9.01 hereof) contained or referred to in this Agreement shall fail to observe, perform or comply with those provisions, and such occurrence or failure shall not have been fully corrected to Lender's reasonable satisfaction within thirty (30) calendar days after the Lender has sent written notice thereof to the Borrower.

                 9.04 Falsity of Representation or Warranty. If any representation or warranty or other statement of fact contained in any of the Borrower Documents or in any writing, certificate, report or statement at any time furnished the Lender by or on behalf of the Borrower or the Guarantor pursuant to or in connection with this Agreement, the Revolving Credit or the Draw Facility shall have been false or misleading in any material respect or which shall omit a material fact, whether or not made with knowledge, at the time it was made.

                 9.05 Judgments. If a final judgment or judgments for the payment of money in excess of the sum of One Million Dollars ($1,000,000.00) in the aggregate, or with respect to property with a value in excess of such amount, shall be rendered against the Borrower or Guarantor and such judgment or judgments shall remain unsatisfied for a period of thirty
            (30) consecutive days after the entry thereof and within that thirty (30) days has not been (a) stayed pending appeal, or (b) discharged.

                 9.06 Adverse Financial Change. If there should be any material adverse change in the financial condition of the Borrower and Guarantor as determined on an aggregate basis in the Lender's reasonable discretion, from their respective financial conditions as shown on the financial statements referred to in Section 8.06 of this Agreement, and such adverse change is not fully corrected to Lender's reasonable satisfaction within thirty (30) days after notice with respect thereto has been sent from the Lender. "Material adverse change" as used herein shall have the meaning ascribed to such term in Section 6.01(g) of this Agreement.

                 9.07 Other Obligations to the Lender and its Affiliates. If the Borrower or Guarantor shall fail to observe, perform or comply with the terms, obligations, covenants, agreements, conditions or other provisions of any material agreement, document or instrument other than this Agreement and the other Borrower Documents which the Lender or any of its affiliates has entered into with the Borrower or Guarantor, as applicable, and which involves Indebtedness to the Lender or any of its affiliates and such failure shall not have been fully corrected to Lender's reasonable satisfaction after notice with respect thereto has been sent from Lender.

                 9.08 Dissolution or Termination of Existence. If the Borrower or Guarantor or any Person affiliated with either of them, takes any action that is intended to result in the termination, dissolution or liquidation of the Borrower or Guarantor.

                 9.09  Solvency.

                       (a) If the Borrower or Guarantor shall (1) have an order of relief entered in any proceeding filed by it, as the case may be, under the federal bankruptcy laws (as in effect on the date of this Agreement or as they may be amended from time to time); (2) admit its inability to pay its debts generally as they become due; (3) become insolvent in that its total assets are in the aggregate worth less than all of its liabilities or it is unable to pay its debts generally as they become due; (4) make a general assignment for the benefit of creditors; (5) file a petition, or admit (by answer, default or otherwise) the material allegations of any petition filed against it, in bankruptcy under the federal bankruptcy laws (as in effect on the date of this Agreement or as they may be amended from time to time), or under any other law for the relief of debtors, or for the discharge, arrangement or compromise of their debts; or (6) consent to the appointment of a receiver, conservator, trustee or liquidator of all or part of its assets.

                       (b) If a petition shall have been filed against the Borrower in proceedings under the federal bankruptcy laws (as in effect on the date of this Agreement, or as they may be amended from time to time), or under any other laws for the relief of debtors, or for the discharge, arrangement or compromise of their debts, or an order shall be entered by any court of competent jurisdiction appointing a receiver, conservator, trustee or liquidator of all or part of the Borrower's assets, and such petition or order is not dismissed or stayed within sixty (60) consecutive days after entry thereof.

                 SECTION X

                 Remedies Upon Default

                 Notwithstanding anything to the contrary, if any Event
            of Default under this Agreement occurs, the Lender, in its sole discretion, and without notice to the Borrower, may (a) terminate the Revolving Credit and/or the Draw Facility, and the Lender shall be under no further obligation to grant any further disbursements or drawings under either the Draw Facility or the Revolving Credit to the Borrower, (b) declare the entire unpaid balance of the Revolving Credit

            Note, the Draw Facility Notes, and all other obligations of the Borrower under this Agreement to be immediately due and payable in full, without any presentment, demand or notice of any kind, all of which are hereby waived by the Borrower. In addition, upon the occurrence of any Event of Default, and at any time thereafter, unless all Events of Default have been remedied to the full satisfaction of the Lender or waived in a writing signed by the Lender specifically providing the waiver, the Lender shall have all of the following rights and remedies and it may exercise one or more of them singularly or in conjunction with others.

                 10.01 Right to Offset. The Lender shall have the right to set off against, or appropriate and apply toward the payment of, the obligations of the Borrower to the Lender, pursuant to this Agreement or as evidenced by the Draw Facility Notes or the Revolving Credit Note whether such obligations shall have matured in due course or by acceleration, any and all deposit balances and other sums and indebtedness then held or owed by the Lender to or for the credit or account of the Borrower. Such offsets following an Event of Default may occur without notice to or demand upon the Borrower or any other person, all of such notices and demands being hereby waived.

                 10.02 Enforcement of Rights. The Lender shall have the right, to proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceedings either for specific performance of any covenant or condition contained in any of the Borrower Documents, or in aid of the exercise of any power granted in any of the Borrower Documents.

                 10.03 Rights Under Security Instruments. The Lender shall also have all rights and remedies granted it under any and all agreements, including without limitation, the Security Agreement, and the Guaranty Agreement, securing or intending to secure the Borrower's obligations under the Draw Facility Notes, the Revolving Credit Note, or any other indebtedness or obligation of the Borrower under the Borrower Documents.

                 10.04 Cumulative Remedies. All of the rights and remedies of the Lender upon occurrence of an Event of Default shall be cumulative to the greatest extent permitted by law, may be exercised successively or concurrently, from time to time, and shall be in addition to all of those rights and remedies afforded the Lender at law, or in equity, or in bankruptcy. Notwithstanding the foregoing, the Lender shall be entitled to recover from the cumulative exercise of all remedies an amount no greater than the sum of (a) the outstanding principal amount of all Draw Facility Notes and the Revolving Credit Note, (b) all accrued but unpaid interest with respect to the principal amount of the

            Draw Facility Notes and the Revolving Credit Note, (c) any other amounts that the Borrower is required by this Agreement to pay to the Lender (for example, and without limitation, the reimbursement of expenses and legal fees, and late charges), and (d) any costs, expenses or damages which the Lender is otherwise permitted to recover by the terms of this Agreement. Any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy.


                 SECTION XI

                 Fees and Expenses

                 11.01 Transactions Expenses. The Borrower shall pay to the Lender $5,000.00 for the Lender's attorneys' fees incurred in preparing the Borrower Documents and shall pay up to $500.00 for other out-of-pocket expenses and any and all costs and fees incurred by Lender in connection with the initial recording or filing of any documents or instruments in any public office, pursuant to or as a consequence of this Agreement, or to initially perfect or protect any security for the Draw Facility and/or the Revolving Credit. The Borrower shall also pay to the Lender upon demand all reasonable out-of-pocket expenses subsequently incurred from time to time in the administration of the Revolving Credit and the Draw Facility, including, without limitation, any out-of-pocket expenses (including, but not limited to, reasonable attorneys' fees), filing fees, recording fees or other costs incurred by the Lender if any of the Borrower Documents should be amended, extended and/or renewed from time to time.

                 11.02 Enforcement Expenses. If any Event of Default shall occur under this Agreement, or any default shall occur under any of the Borrower Documents or any related documents, the Borrower shall pay to the Lender, to the extent allowable by applicable law, such amounts as shall be sufficient to reimburse the Lender fully for all of its costs and expenses incurred in enforcing its rights and remedies under the Borrower Documents and any related documents, including without limitation the Lender's reasonable attorney's fees and court costs. Such amounts shall be deemed to be included in the obligations secured by the Security Agreement and the Guaranty Agreement.


                 SECTION XII

                 Miscellaneous Provisions

                 12.01 Banking Days. If any provision of this Agreement or any of the other Borrower Documents requires that the Borrower make any payment, or otherwise perform any act, on a day on which the Lender is not open for business, then that payment or action shall be deemed to be due on the first day thereafter that the Lender is open for business.

                 12.02 Term of the Agreement. The term of this Agreement shall commence as of the date hereof, and continue until all obligations of the Borrower under the Draw Facility and the Revolving Credit and accrued but unpaid interest thereon shall have been paid in full (regardless of the fact that Lender may have elected not to extend the Revolving Credit and/or the Draw Facility) and the Borrower shall have paid or performed all of its obligations hereunder.

                 12.03 No Waivers. Failure of delay by the Lender in exercising any rights shall not be deemed to be or operate as a waiver of that right, nor shall any right be exclusive of any other right referred to in this Agreement, or in any other related document, or available at law or in equity, by statute or otherwise. Any single or partial exercise of any right shall not preclude the further exercise of that right. Every right of the Lender shall continue in full force and effect until such right is specifically waived in a writing signed by the Lender.

                 12.04 Course of Dealing. No course of dealing between the Borrower and Lender shall operate as a waiver of any of the Lender's rights under any of the Borrower Documents.

                 12.05 Waivers by the Borrower. The Borrower hereby waives, to the extent permitted by applicable law, (a) all presentments, demands for performances, notices of nonperformance (except to the extent specifically required by this Agreement or any other of the Borrower Documents), protests, notices of protest and notices of dishonor in connection with the Draw Facility Notes and the Revolving Credit Note (b) any requirement of diligence or promptness on the part of the Lender in enforcement of its rights under the provisions of any of the Borrower Documents, and (c) any requirement of marshalling assets or proceeding against persons or assets in any particular order.

                 12.06 Severability. If any part, term or provision of the Agreement is held by any court to be unenforceable or prohibited by any law applicable to this Agreement, the rights and obligations of the parties shall be construed and enforced with that part, term or provision limited so as to make it enforceable to the greatest extent allowed by law, or, if it is totally unenforceable, as if this Agreement did not contain that particular part, term or provision.

                 12.07 Time of the Essence. Time shall be of the essence in the performance of all of the Borrower's obligations under the Borrower Documents.

                 12.08 Benefit and Binding Effect. This Agreement shall incur to the benefit of the Lender, its successors and assigns, and all obligations of the Borrower shall bind its respective successors and, if and to the extent assignment is otherwise permitted by this Agreement, its assigns.

                 12.09 Further Assurances. The Borrower shall sign such financing statements or other documents or instruments as the Lender may request from time to time to more fully create, perfect, continue, maintain or terminate the rights and security interests intended to be granted or created pursuant to this Agreement and the other Borrower Documents.

                 12.10 Incorporation by References. All schedules, annexes, exhibits or other attachments to this Agreement are incorporated into this Agreement as if set out in full at the first place in this Agreement that reference is made thereto.

                 12.11 Entire Agreement; No Oral Modifications. This Agreement, the schedules, annexes and exhibits hereto, and the documents and instruments referred to herein constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede all prior understandings with respect to the subject matter hereof. No change, modification, addition or termination of this Agreement or any of the Borrower Documents shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

                 12.12 Headings. The headings used in this Agreement are included for ease of reference only and shall not be considered in the interpretation or construction of this Agreement.

                 12.13 Governing Law. This Agreement and the related documents and instruments shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, except to the extent that the laws of any other state, province or country where the Collateral is located require that the laws of such other state, province or country shall govern the creation, perfection or enforcement of the Lender's rights and security interests in such Collateral.

                 12.14 Assignments. The Borrower may not assign its rights under this Agreement to any other party. Any attempted assignment shall be a default under this Agreement and shall be null and void. The Lender shall have the right and ability to sell, assign or transfer all or any part of its rights and/or obligations under this Agreement, and/or to participate its rights and obligations under this Agreement with other lenders, and/or to sell participation or participating interests in its rights and/or obligations under this Agreement (provided however, that should the Lender assign, prior to October 1, 1998, its rights or obligations hereunder, in whole or in part, to any lender unacceptable to Borrower, and should Borrower terminate its ability to seek further draws under the Revolving Credit, the Lender will reimburse one-half of the legal fees incurred by the Borrower in connection herewith). In furtherance thereof, the Lender shall have the right to provide to any Person who expresses an interest in becoming such a buyer, assignee, transferee, participant and/or purchaser, or who actually does become such a buyer, assignee, transferee, participant, and/or purchaser, such information concerning the financial, business and other affairs of the Borrower as the Lender may deem appropriate in the circumstances. The Borrower hereby authorizes all such disclosures. Provided however, anything in the foregoing to the contrary notwithstanding, that Lender shall not sell, assign or transfer any or all of its rights hereunder to, nor participate its rights and obligations hereunder with, nor provide any information concerning the financial, business or other officers of the Borrower or the Guarantor to those parties listed on Exhibit 3 attached hereto.

                 12.15  Multiple Counterparts.

                        (a) This Agreement may be signed by each party upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of each party.

                        (b) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms thereof to produce or account for more than one of such counterparts.

                 12.16  Notices.

                        (a) Any requirement of the Uniform Commercial Code or other applicable law of reasonable notice shall be met if such notice is given at least ten (10) business days before the time of sale, disposition or other event or thing giving rise to the requirement of notice.

                        (b) Except as provided in Subsection (c) below, all notices or communications under this Agreement shall be in writing and shall be hand-delivered, sent by courier, or mailed to the parties addressed as follows, and any notice so addressed and (1) hand-delivered, shall be deemed to have been given when so delivered, or (2) mailed by registered or certified mail, return receipt requested, shall be deemed to have been given when mailed, or (3) delivered to a recognized shall package overnight courier service to the address of the intended recipient with shipping prepaid, shall be deemed to have been given when so delivered to such courier.
                                (1)  If to the Borrower:

                                          Technology Integration
            Financial Services, Inc.
                                          1020 Petersburg Road
                                          Hebron, Kentucky  41048
                                               Attn: Edwin S. Weinstein

                                          with a copy to:
                                          James H. Smith, III, Esq.
                                               Lindhorst & Dreidame Co.,
            LPA
                                          312 Walnut Street, Suite 2300
                                          Cincinnati, Ohio  45202

                                (2)  If to the Lender:

                                          The Fifth Third Bank of
            Northern Kentucky, Inc.
                                          8100 Burlington Pike
                                          Florence, Kentucky  41042
                                          Attn:  Brian Mauntel

                                          with a copy to:
                                          R. Jeffrey Schlosser, Esq.
                                          Adams, Brooking, Stepner,
            Woltermann & Dusing
                                          421 Garrard Street
                                          P.O. Box 861
                                          Covington, KY  41012-0861


                        (c)  The Borrower and the Lender may at any
            time, and from time to time, change the address or addresses to which notice shall be mailed by written notice setting forth the changed address or addresses.

                 12.17  Survival of Covenants.  All covenants,
            agreements, warranties and representations made by the Borrower herein shall survive the making of each draw and/or disbursement of the Revolving Credit and the Draw Facility.

                 12.18 Consent to Jurisdiction and Venue. The Borrower consents to one or more actions being instituted and maintained in the Boone County, Kentucky, Circuit Court to enforce this Agreement and/or one or more of the other Borrower Documents, and waives any objection to any such action based upon lack of personal or subject matter jurisdiction or improper venue. The Borrower agrees that any process or other legal summons in connection with any such action or proceeding may be served by mailing a copy thereof by certified mail, or any substantially similar form of mail, addressed to the Borrower, as the case may be, as provided in Section 12.16 above.

                 12.19 Acknowledgment. The Borrower acknowledges that it has received a copy of this Agreement and each of the other Borrower Documents, as fully executed by the parties thereto. The Borrower acknowledges that it (a) HAS READ THIS AGREEMENT AND THE OTHER BORROWER DOCUMENTS OR HAS CAUSED SUCH DOCUMENTS TO BE EXAMINED BY THEIR RESPECTIVE REPRESENTATIVES OR ADVISORS; (b) is thoroughly familiar with the transactions contemplated in this Agreement and the other Borrower Documents; and (c) has had the opportunity to ask such questions or representatives of the Lender, and receive answers thereto, concerning the terms and conditions of the transactions contemplated in this Agreement and the other Borrower Documents as it deems necessary in connection with its decision to enter into this Agreement.

                 IN WITNESS WHEREOF, the Borrower and the Lender have
            signed this Agreement as of the date set forth in the preamble hereto, but actually on the dates set forth below.

                                     THE FIFTH THIRD BANK OF NORTHERN
            KENTUCKY, INC.


                                     By:
                                     Title:
            __________________________________


                                     TECHNOLOGY INTEGRATION FINANCIAL
            SERVICES, INC.


                                     By:

                 Title:___________________________________




            COMMONWEALTH OF KENTUCKY )
                                     )ss
            COUNTY OF                )

                 The foregoing instrument was acknowledged before me
            this      day of November, 1997 by Brian Mauntel, a vice
            president of The Fifth Third Bank of Northern Kentucky,

            Inc., a state banking corporation, on behalf of the corporation.



                                               Notary Public

                                               Commission expires:



            COMMONWEALTH OF KENTUCKY )
                                     )ss
            COUNTY OF                )

                 The foregoing instrument was acknowledged before me
            this     day of November, 1997 by ____________________,
            _________ of Technology Integration Financial Services, Inc., a Kentucky corporation, on behalf of the corporation.



                                               Notary Public

                                               Commission expires:






            C:\WPDOCS\POMEROY\LOANAGR.CLE


                 EXHIBIT 2



                 FINANCIAL COVENANTS



                 None

                 ___________________________________
                                          Borrower's Signature

                 EXHIBIT 3

                 LIST OF PROHIBITED PARTIES


            The Provident Bank

            PNC Bank

                 ___________________________________
                                          Borrower's Signature


                 SCHEDULE 8.09

                 BORROWER'S CONTINGENT LIABILITIES

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                 ___________________________________
                                          Borrower's Signature


                 SCHEDULE 8.10

                 ENCUMBRANCES ON THE BORROWER'S PROPERTIES

                 ___________________________________
                                          Borrower's Signature


                 ANNEX A

                 FORM OF ASSIGNMENT

                 _________________________________
                                          Borrower's Signature


                 ANNEX B

                 FORM OF GUARANTY AGREEMENT

                 _________________________________
                                          Borrower's Signature

                 ANNEX C

                 FORM OF REVOLVING CREDIT NOTE

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                 _________________________________
                                          Borrower's Signature


                 ANNEX D

                 FORM OF SECURITY AGREEMENT

                               E-50
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                 _________________________________
                                          Borrower's Signature


                 ANNEX E

                 FORM OF DRAW FACILITY NOTE

                 _________________________________
                                          Borrower's Signature

                 ANNEX F

                 FORM OF OPINION OF COUNSEL

                 _________________________________
                                          Borrower's Signature

            ??